Oppenheimer Holdings Inc. Second Quarter 2022 Investor Update

Safe Harbor Statement This presentation and other written or oral statements made from time to time by representatives of Oppenheimer Holdings Inc. (the “company”) may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may relate to such matters as anticipated financial performance, future revenues or earnings, business prospects, new products or services, anticipated market performance and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the company’s current beliefs, expectations and assumptions regarding the future of the company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the company’s control. The company cautions that a variety of factors could cause the company’s actual results to differ materially from the anticipated results or other expectations expressed in the company’s forwarding-looking statements. These risks and uncertainties include, but are not limited to, those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 28, 2022 (the “2021 10-K”). In addition, important factors that could cause actual results to differ materially from those in the forward-looking statements include those factors discussed in Part I, “Item 2. Management’s Discussion & Analysis of Financial Condition and Results of Operations – Factors Affecting ‘Forward- Looking Statements’” of our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 filed with the SEC on July 29, 2022 (“2022 10-Q2”). Any forward-looking statements herein are qualified in their entirety by reference to all such factors discussed in the 2021 10-K, the 2022 10-Q2 and the company’s other SEC filings. There can be no assurance that the company has correctly or completely identified and assessed all of the factors affecting the company’s business. Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by the company in this presentation is based only on information currently available to the company and speaks only as of the date on which it is made. The company does not undertake any obligation to publicly update or revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. 2

Oppenheimer is a leading investment bank and full-service investment firm that provides financial services and advice to high net worth investors, individuals, businesses and institutions. 3 • Hong Kong, China• London, UK • Geneva, Switzerland • St. Helier, Isle of Jersey • Munich, Germany • Tel Aviv, Israel (1) Represents book value less goodwill and intangible assets divided by number of shares outstanding. (2) Includes special dividend of $1.00 per share paid on December 31, 2021 to holders of Class A non-voting and Class B voting common stock. $(3.9) million Net Income in 2Q-22 $237.2 million Revenue in 2Q-22 Oppenheimer Snapshot (as of 6/30/22) Listed NYSE Ticker: OPY Stockholders' Equity ($M): $779.7 Market Cap ($M): $404.1 Book Value per Share: $68.57 Tangible Book Value per Share:(1) $53.62 Share Price: $33.04 2Q-22 Earnings per Share (Basic): $(0.32) 2Q-22 Earnings per Share (Diluted): $(0.32) P/E Ratio (TTM): 4.41 Dividend Yield (TTM):(2) 4.84% Employees: 2,970 # of Financial Advisors: 990 Retail Branches in the US: 91 Client Assets under Administration ($B): $104.0 Assets Under Management ($B): $37.1 Business Overview

($000’s) For the 3-Months Ended REVENUE 06/30/22 06/30/21 % Change Commissions $ 94,378 $ 96,171 -1.9% Advisory fees 107,405 111,152 -3.4% Investment banking 16,653 104,742 -84.1% Bank deposit sweep income 14,845 3,712 299.9% Interest 11,789 8,909 32.3% Principal transactions, net 1,258 6,305 -80.0% Other (9,106) 9,302 * Total Revenue 237,222 340,293 -30.3% EXPENSES Compensation and related expenses 177,979 231,140 -23.0% Non-Compensation related expenses 65,412 65,985 -0.9% Total Expenses 243,391 297,125 -18.1% Pre-tax Income (Loss) $ (6,169) 43,168 * Net Income (Loss) $ (4,720) $ 31,159 * Summary Operating Results: 2Q-22 (Unaudited) Reduced 2Q-22 total revenue, net income, and earnings per share reflected a significant decline in industry-wide activity, and lower net revenue in underwriting, trading and M&A fees Compensation expense as a percentage of revenue was higher at 75.0% during the 2Q- 22 vs. 67.9% in the same period last year The effective tax rate for the 2Q-22 was 23.5% compared with 27.8% for the prior year period Client assets under administration and under management were both at reduced levels at June 30, 2022 and also down from the same period in 2021 Book value and tangible book value per share reached record levels at June 30, 2022 The Company repurchased 885,230 shares of Class A non-voting common stock during the 2Q-22, or 7% of shares outstanding at year- end 2021 4 Earnings per share (Basic) $ (0.32) $ 2.46 * Earnings per share (Diluted) $ (0.32) $ 2.28 * Highlights * Percentage change not meaningful.

Select Financial Measures Revenue ($M) Net Income ($M) Earnings per Share ($) Stockholders’ Equity ($M) 5 958.2 1,033.4 1,198.7 1,394.0 340.3 237.2 2018 2019 2020 2021 2Q-21 2Q-22 28.9 53.0 123.0 159.0 31.2 (3.9) 2018 2019 2020 2021 2Q-21 2Q-22 545.3 592.7 685.5 823.9 779.7 2018 2019 2020 2021 6/30/2022 2.05 3.82 9.30 11.70 2.28 (0.32) 2.18 4.10 9.73 12.57 2.46 (0.32) 2018 2019 2020 2021 2Q-21 2Q-22 EPS - Diluted EPS - Basic

Segment Revenue Breakdown 2Q-22 vs. 2Q-21 6 ($17.9) $39.4 2Q -22 2Q -21 $8.1 $8.6 2Q -22 2Q -21 $38.8 $21.7 2Q -22 2Q -21 Pre-Tax Income Breakdown by Segment ($M)Revenue Breakdown by Segment ($M) 144.5 60%24.3 10% 71.3 30% 2Q-22 $237.2M $(1.7) Corp/Other 166.9 49% 25.5 8% 147.9 43% 2Q-21 $340.3M $(0.1) Corp/Other Private Client Asset Management ($17.9) $39.4 2Q -22 2Q -21 Capital Markets

Wealth Management* Well recognized brand and one of the few independent, non-bank broker-dealers with full service capabilities Retail Services  Full-Service Brokerage  Financial Planning, Retirement Services, Corporate & Executive Services & Trust Services  Margin & Securities Lending Advisory Services  Investment Policy Design & Implementation  Asset Allocation & Portfolio Construction  Research, Diligence & Manager Selection  Portfolio Monitoring & Reporting Retail Investments  Hedge Funds & Fund-of-Funds  Private Equity  Private Market Opportunity (Qualified Investors only) to source investments across the private markets continuum Wealth Management Revenue ($M) Pre-Tax Income ($M) and Pre-Tax Margin (%) 990 Financial Advisors At 6/30/22 $104.0B Assets under Administration At 6/30/22 $37.1B Assets under Management At 6/30/22 ↓4.8% Advisory Fees 2Q-22 vs. 2Q-21 * Wealth Management includes both Private Client and Asset Management business segments. 7 $0.6B Net Distribution of Assets In 2Q-22 690 742 772 770 192 169 2018 2019 2020 2021 2Q-21 2Q-22 168 196 194 137 30 47 24% 26% 25% 18% 17% 19% 0% 5% 10% 15% 20% 25% 30% $0 $50 $100 $150 $200 $250 2018 2019 2020 2021 2Q-21 2Q-22

Capital Markets

A leading capital markets business providing sophisticated investment banking, research and trading solutions

Retail Services

- Sales and Trading
- Equity Research
  - 35+ senior research analysts covering 600+ companies
- Corporate Access (Conferences & NDRs)

Investment Banking

- Mergers & Acquisitions
- Equity Capital Markets
- Debt Capital Markets
- Restructuring & Special Situations

Fixed Income

- Taxable Fixed Income
- Non-Taxable Fixed Income
- Public Finance

$(17.9)M

Pre-Tax Income

2Q-22

(25.2)%

Profit Margin

2Q-22

Capital Markets Revenue ($M)



273
291
427
626
148
71
2018
2019
2020
2021
2Q-21
2Q-22

Capital Markets Revenue Breakdown 2Q-22



$ 9.2
13%
$ 22.5
32%
2Q-22
$71.3M
$ 39.6
55%
Institutional Equities
Fixed Income
Investment Banking

Investment Banking Focus Industries



Healthcare



Technology



Consumer
& Retail



Transportation
& Logistics



Finance & Real
Estate



Energy

8

Capital Structure Conservative risk profile with strong balance sheet Liquidity & Capital Book & Tangible Book Value per Share ($) 9 As of June 30, 2022 ($ in thousands) Total Assets: $2,920,581 Stockholders’ Equity: $779,659 Long-Term Debt: $125,000 Total Capitalization: $904,659 Debt to Equity Ratio: 16.0% Gross Leverage Ratio(1): 3.7x Broker-Dealer Regulatory Capital ($ in thousands) Regulatory Net Capital: $453,616 Regulatory Excess Net Capital: $403,965 (1) Total Assets divided by Stockholders’ Equity.  Stockholders’ equity of $779.7 million as of June 30, 2022  Book value ($68.57) and tangible book value ($53.62) per share reached record levels at June 30, 2022  The Board of Directors announced a quarterly dividend in the amount of $0.15 per share payable on August 26, 2022 to holders of Class A non-voting and Class B voting common stock of record on August 12, 2022  Level 3 assets, comprised of auction rate securities, were $32.0 million as of June 30, 2022 28.78 33.03 41.31 52.11 53.62 41.81 46.31 54.93 65.66 68.57 2018 2019 2020 2021 6/30/22 Tangible Book Value per Share (TBVPS) Book Value per Share (BVPS)

Historical Financial Ratios Consolidated Adjusted EBITDA ($M) Interest Coverage (x)Consolidated Adjusted EBITDA Margin (%) Long-Term Debt to Consolidated Adjusted EBITDA (x) 1.8x* 10 72 103 197 250 164 2018 2019 2020 2021 TTM 6/30/22 2.8x 1.4x 0.6x 0.5x 0.8x 2018 2019 2020 2021 TTM 6/30/22 7.5% 10.0% 16.5% 18.0% 13.9% 2018 2019 2020 2021 TTM 6/30/22 5.3x 8.4x 21.1x 36.4x 23.9x 2018 2019 2020 2021 TTM 6/30/22

For more information contact Investor Relations at info@opco.com